Exhibit 99.1

EARNINGS RELEASE

CONTACT

Rob Anderson

Chief Financial Officer and Chief Administrative Officer

(615) 732-6470

CapStar Reports Fully Diluted EPS of $0.31 and Fully Diluted Operating EPS of $0.38 for 2Q2019

NASHVILLE, TN, July 25, 2019/GlobeNewswire/ -- CapStar Financial Holdings, Inc. (“CapStar”) (NASDAQ:CSTR) reported net income of $5.76 million, or $0.31 per share on a fully diluted basis, for the three months ended June 30, 2019, compared to net income of $3.51 million, or $0.27 per share on a fully diluted basis, for the three months ended June 30, 2018.  Operating(1) net income was $7.02 million, or $0.38 per share on a fully diluted basis, for the three months ended June 30, 2019, compared to $3.76 million, or $0.29 per share on a fully diluted basis, for the three months ended June 30, 2018.

“Our strong second quarter results show that CapStar’s talented group of bankers continues to deliver a highly-personalized banking experience, providing creative solutions for our clients and creating long-term sustainable value for our shareholders,” said Claire W. Tucker, CapStar’s chief executive officer.

“Since joining the company in May, I have met with associates and customers across the organization and I am excited about the opportunities in front of us,” added Timothy K. Schools, CapStar’s recently appointed president. “CapStar is well positioned to expand within our dynamic markets and our strong second quarter results demonstrate the importance of our diverse revenue streams,” continued Mr. Schools.

Soundness

•	Non-performing assets as a percentage of total assets were 0.12% at June 30, 2019 compared to 0.39% at June 30, 2018.
•	Annualized net charge-offs to average loans were 0.02% for the three months ended June 30, 2019 compared to 0.01% for the same period in 2018.
•	The total risk based capital ratio was 13.29% at June 30, 2019 compared to 12.53% at June 30, 2018.

Profitability

Operating measures exclude merger-related expenses unrelated to CapStar’s normal operations. CapStar believes these measures are useful to investors as they exclude certain non-recurring costs resulting from acquisition activity and allow investors to more clearly see the financial results of CapStar’s operations.

•	Operating annualized return on average assets for the three months ended June 30, 2019 was 1.40% compared to 1.08% for the same period in 2018.
•	Operating annualized return on average tangible equity for the three months ended June 30, 2019 was 13.05% compared to 10.38% for the same period in 2018.
•	The operating efficiency ratio for the three months ended June 30, 2019 was 61.39% compared to 67.38% for the same period in 2018.
•	Net interest margin for the three months ended June 30, 2019 was 3.68% compared to 3.46% for the same period in 2018.

(1) For a discussion and reconciliation of the Non-GAAP operating measures that exclude merger-related costs unrelated to CapStar’s normal operations, see the section titled “Non-GAAP Disclaimer” and the Non-GAAP financial measures section of the financial statements.

“Despite a challenging macro-economic environment with a flat to inverted yield curve, we grew our operating earnings per share by 31.0% from the same period last year and our operating return on average tangible equity grew to 13.05%,” said Rob Anderson, chief financial officer and chief administrative officer of CapStar. “A tremendous quarter by our Mortgage Banking and TriNet teams boosted profitability measures and helped mitigate the decline in our margin,” continued Mr. Anderson.

Growth

•	Operating EPS on a fully diluted basis increased 31.0% to $0.38 for the quarter ended June 30, 2019, compared to $0.29 on a fully diluted basis for the same period in 2018.
•	Average gross loans for the quarter ended June 30, 2019 increased 41.0% to $1.47 billion, compared to $1.04 billion for the same period in 2018.
o	Excluding Day 1 loans from Athens, organic average loan growth was 7.9% year-over-year.
•	Average deposits for the quarter ended June 30, 2019 increased 47.4% to $1.68 billion, compared to $1.14 billion for the same period in 2018.
o	Excluding Day 1 deposits from Athens, organic average deposit growth was 11.9% year-over-year.

“Excluding Day 1 loans from Athens, organic average loan growth was 7.9% year-over-year and “in market” loan growth was 10.3% year-over-year, while our “out of market” loans declined $49 million from $124 million in the second quarter of 2018 to $75 million at June 30, 2019,” said Mr. Anderson. “In addition, our organic deposit growth was 11.9% year-over-year, excluding the Day 1 deposits acquired from Athens.”

Dividend

On July 25, 2019, the board of directors of CapStar approved a quarterly dividend of $0.05 per share that will be paid on or about August 26, 2019 to all shareholders of record of CapStar’s capital stock as of the close of business on August 12, 2019.

Conference Call and Webcast Information

CapStar will host a conference call and webcast at 9:00 a.m. Central Time on Friday July 26, 2019.  During the call, management will review the second quarter results and operational highlights.  Interested parties may listen to the call by dialing (844) 412-1002.  The conference ID number is 7628709.  A simultaneous webcast may be accessed on CapStar’s website at ir.capstarbank.com by clicking on “News & Events”.  An archived version of the webcast will be available in the same location shortly after the live call has ended.

About CapStar Financial Holdings, Inc.

CapStar Financial Holdings, Inc. is a bank holding company headquartered in Nashville, Tennessee and operates primarily through its wholly owned subsidiary, CapStar Bank, a Tennessee-chartered state bank.  CapStar Bank is a commercial bank that seeks to establish and maintain comprehensive relationships with its clients by delivering customized and creative banking solutions and superior client service.  As of June 30, 2019, on a consolidated basis, CapStar had total assets of $2.02 billion, gross loans of $1.44 billion, total deposits of $1.72 billion, and shareholders’ equity of $262.66 million.  Visit www.capstarbank.com for more information.

Forward-Looking Statements

Certain statements in this earnings release are forward-looking statements that reflect CapStar’s current views with respect to, among other things, CapStar’s assets, business, cash flows, condition (financial or otherwise), credit quality, financial performance, liquidity, short and long-term performance goals, prospects, results of operations, strategic initiatives and the timing, benefits, costs and synergies of recently completed and future acquisition, disposition and other growth opportunities, including, without limitation, those relating to the acceptance by customers of Athens of CapStar’s products and services, the ability of CapStar to meet expectations regarding the benefits, costs, synergies, and financial and operational impact of the Athens merger, the possibility that any of the anticipated benefits, costs, synergies and financial and operational improvements of the Athens merger will not be realized or will not be realized as expected and the opportunities to enhance market share in certain markets and market acceptance of CapStar are generally in new markets. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “aspire,” “achieve,” “estimate,” “intend,” “plan,” “project,” “projection,” “forecast,” “roadmap,” “goal,” “guidance,” “target,” “would,” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about CapStar’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond CapStar’s control. The inclusion of these forward-looking statements should not be regarded as a representation by CapStar or any other person that such expectations, estimates and projections will be achieved. Accordingly, CapStar cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although CapStar believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause CapStar’s actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, any factors identified in this earnings release as well as those factors that are detailed from time to time in CapStar’s periodic and current reports filed with the Securities and Exchange Commission, including those factors included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 under the headings “Item 1A. Risk Factors” and “Cautionary Note Regarding Forward Looking Statements” and in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  If one or more events related to these or other risks or uncertainties materialize, or if CapStar’s underlying assumptions prove to be incorrect, actual results may differ materially from its forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this earnings release, and CapStar does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for CapStar to predict their occurrence or how they will affect CapStar.

Non-GAAP Disclaimer

This earnings release includes the following financial measures that were prepared other than in accordance with generally accepted accounting principles in the United States (“non-GAAP financial measure”): operating net income, operating diluted net income per share, operating return on average assets, operating return on average tangible equity, tangible book value per share and operating efficiency ratio. These non-GAAP financial measures (i) provide useful information to management and investors that is supplementary to CapStar’s financial condition, results of operations and cash flows computed in accordance with GAAP, (ii) enable a more complete understanding of factors and trends affecting CapStar’s business, and (iii) allow investors to evaluate CapStar’s performance in a manner similar to management, the financial services industry, bank stock analysts and bank regulators; however, CapStar acknowledges that these non-GAAP financial measures have a number of limitations.  As such, you should not view these non-GAAP financial measures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use.  See below for a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Consolidated Statements of Income (unaudited) (dollars in thousands, except share data)

Second Quarter 2019 Earnings Release

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
Interest income:
Loans, including fees	$20,999	$13,796	$41,591	$26,030
Securities:
Taxable	1,165	943	2,512	1,823
Tax-exempt	363	257	739	538
Federal funds sold	6	19	25	39
Restricted equity securities	214	128	401	257
Interest-bearing deposits in financial institutions	411	211	857	411
Total interest income	23,158	15,354	46,125	29,098
Interest expense:
Interest-bearing deposits	1,827	892	3,420	1,646
Savings and money market accounts	1,782	1,413	3,500	2,418
Time deposits	2,217	834	4,030	1,483
Federal funds purchased	—	1	4	1
Securities sold under agreements to repurchase	—	—	5	—
Federal Home Loan Bank advances	324	627	1,156	1,117
Total interest expense	6,150	3,767	12,115	6,665
Net interest income	17,008	11,587	34,010	22,433
Provision for loan losses	—	169	886	846
Net interest income after provision for loan losses	17,008	11,418	33,124	21,587
Noninterest income:
Treasury management and other deposit service charges	813	427	1,611	829
Net gain (loss) on sale of securities	(121)	3	(108)	3
Tri-Net fees	1,024	325	1,664	853
Mortgage banking income	3,087	1,383	4,472	2,695
Other noninterest income	2,229	627	4,128	1,474
Total noninterest income	7,032	2,765	11,767	5,854
Noninterest expense:
Salaries and employee benefits	8,563	6,340	16,995	12,598
Data processing and software	1,862	810	3,336	1,608
Professional fees	501	344	1,043	819
Occupancy	809	535	1,692	1,056
Equipment	1,026	602	1,878	1,141
Regulatory fees	272	233	546	436
Merger related expenses	1,711	335	2,305	335
Amortization of intangibles	419	10	850	20
Other operating	1,307	796	2,551	1,573
Total noninterest expense	16,470	10,005	31,196	19,586
Income before income taxes	7,570	4,178	13,695	7,855
Income tax expense	1,814	665	3,160	1,148
Net income	$5,756	$3,513	$10,535	$6,707
Per share information:
Basic net income per share of common stock	$0.33	$0.30	$0.59	$0.57
Diluted net income per share of common stock	$0.31	$0.27	$0.56	$0.52
Weighted average shares outstanding:
Basic	17,663,992	11,845,822	17,723,286	11,755,535
Diluted	18,650,706	13,067,223	18,740,322	13,021,744

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Selected Quarterly Financial Data (unaudited) (dollars in thousands, except share data)

Second Quarter 2019 Earnings Release

	Five Quarter Comparison
	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18
Income Statement Data:
Net interest income	$17,008	$17,002	$17,716	$11,543	$11,587
Provision for loan losses	—	886	1,514	481	169
Net interest income after provision for loan losses	17,008	16,116	16,202	11,062	11,418
Treasury management and other deposit service charges	813	798	793	528	427
Net gain (loss) on sale of securities	(121)	12	1	(1)	3
Tri-Net fees	1,024	641	276	374	325
Mortgage banking income	3,087	1,385	1,324	1,634	1,383
Other noninterest income	2,229	1,899	3,993	683	627
Total noninterest income	7,032	4,735	6,387	3,218	2,765
Salaries and employee benefits	8,563	8,432	9,475	6,514	6,340
Data processing and software	1,862	1,474	1,424	803	810
Professional fees	501	543	534	255	344
Occupancy	809	883	736	544	535
Equipment	1,026	852	810	520	602
Regulatory fees	272	274	364	228	233
Merger related expenses	1,711	594	8,929	540	335
Amortization of intangibles	419	430	442	3	10
Other operating	1,307	1,243	1,118	663	796
Total noninterest expense	16,470	14,725	23,832	10,070	10,005
Net income (loss) before income tax expense	7,570	6,126	(1,243)	4,210	4,178
Income tax (benefit) expense	1,814	1,346	(535)	554	665
Net income (loss)	$5,756	$4,780	$(708)	$3,656	$3,513
Weighted average shares - basic	17,663,992	17,783,239	17,509,525	12,040,229	11,845,822
Weighted average shares - diluted	18,650,706	18,830,933	18,716,562	13,113,775	13,067,223
Net income (loss) per share, basic	$0.33	$0.27	$(0.04)	$0.30	$0.30
Net income (loss) per share, diluted	0.31	0.25	(0.04)	0.28	0.27
Balance Sheet Data (at period end):
Cash and cash equivalents	$156,085	$120,321	$105,443	$52,589	$58,222
Securities available-for-sale	194,957	233,691	243,808	187,469	183,364
Securities held-to-maturity	3,721	3,727	3,734	3,740	3,746
Loans held for sale	89,629	72,870	57,618	50,499	65,320
Total loans	1,440,617	1,467,786	1,429,794	1,073,870	1,046,525
Allowance for loan losses	(12,903)	(12,959)	(12,113)	(15,218)	(14,705)
Total assets	2,018,421	2,035,811	1,963,883	1,416,907	1,401,181
Non-interest-bearing deposits	326,550	312,597	289,552	239,792	223,579
Interest-bearing deposits	1,396,220	1,366,205	1,280,456	886,611	921,435
Federal Home Loan Bank advances	10,000	75,000	125,000	125,000	95,000
Total liabilities	1,755,757	1,776,060	1,709,504	1,259,397	1,248,035
Shareholders' equity	$262,664	$259,751	$254,379	$157,510	$153,146
Total shares of common stock outstanding	17,561,476	17,765,124	17,724,721	12,125,122	11,931,131
Total shares of preferred stock outstanding	878,048	878,048	878,048	878,048	878,048
Book value per share of common stock	$14.44	$14.11	$13.84	$12.25	$12.08
Tangible book value per share of common stock*	11.87	11.55	11.25	11.74	11.56
Market value per share of common stock	$15.15	$14.44	$14.73	$16.72	$18.53
Capital ratios:
Total risk based capital	13.29%	12.64%	12.84%	12.62%	12.53%
Tier 1 risk based capital	12.53%	11.90%	12.13%	11.49%	11.41%
Common equity tier 1 capital	12.01%	11.40%	11.61%	10.83%	10.73%
Leverage	11.01%	10.97%	11.06%	11.02%	10.87%

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*This metric is a non-GAAP financial measure.  See below for discussion and reconciliation to the most directly comparable GAAP financial measure.

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Selected Quarterly Financial Data (unaudited) (dollars in thousands, except share data)

Second Quarter 2019 Earnings Release

	Five Quarter Comparison
	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18
Average Balance Sheet Data:
Cash and cash equivalents	$93,523	$83,689	$83,560	$62,787	$63,064
Investment securities	228,283	251,631	256,595	196,031	197,933
Loans held for sale	91,585	66,880	52,131	54,701	58,297
Loans	1,469,210	1,461,696	1,439,652	1,070,060	1,041,835
Assets	2,004,207	1,988,478	1,940,991	1,421,873	1,396,359
Interest bearing deposits	1,364,211	1,299,205	1,271,602	913,534	901,076
Deposits	1,678,240	1,588,317	1,579,250	1,147,274	1,138,400
Federal Home Loan Bank advances	42,088	117,278	102,304	109,728	99,121
Liabilities	1,743,010	1,731,373	1,695,181	1,265,610	1,244,824
Shareholders' equity	261,197	257,105	245,811	156,264	151,535
Performance Ratios:
Annualized return on average assets	1.15%	0.97%	(0.14)%	1.02%	1.01%
Annualized return on average equity	8.84%	7.54%	(1.14)%	9.28%	9.30%
Net interest margin (1)	3.68%	3.75%	3.89%	3.35%	3.46%
Annualized Noninterest income to average assets	1.41%	0.97%	1.31%	0.90%	0.79%
Efficiency ratio	68.51%	67.74%	98.88%	68.22%	69.71%
Loans by Type (at period end):
Commercial and industrial	$404,745	$419,941	$404,600	$398,626	$386,065
Commercial real estate - owner occupied	173,316	170,558	141,931	117,904	121,475
Commercial real estate - non-owner occupied	421,496	403,443	408,515	286,848	286,769
Construction and development	123,901	162,237	174,670	129,799	96,580
Consumer real estate	255,043	248,943	253,562	112,957	109,915
Consumer	26,704	26,241	25,615	8,274	9,671
Other	35,412	36,423	20,901	19,462	36,050
Asset Quality Data:
Allowance for loan losses to total loans	0.90%	0.88%	0.85%	1.42%	1.41%
Allowance for loan losses to non-performing loans	894%	757%	583%	271%	271%
Nonaccrual loans	$1,443	$1,712	$2,078	$5,610	$5,419
Troubled debt restructurings	1,238	1,255	1,391	1,146	1,173
Loans - over 89 days past due and accruing	302	-	214	215	216
Total non-performing loans	1,443	1,712	2,078	5,610	5,419
OREO and repossessed assets	914	1,038	988	-	-
Total non-performing assets	2,357	2,750	3,066	5,610	5,419
Non-performing loans to total loans	0.10%	0.12%	0.15%	0.52%	0.52%
Non-performing assets to total assets	0.12%	0.14%	0.16%	0.40%	0.39%
Non-performing assets to total loans and OREO	0.16%	0.19%	0.21%	0.52%	0.52%
Annualized net charge-offs (recoveries) to average loans	0.02%	0.01%	1.27%	(0.01)%	0.01%
Net charge-offs (recoveries)	$56	$40	$4,620	$(32)	$27
Interest Rates and Yields:
Loans	5.44%	5.49%	5.49%	5.00%	5.04%
Securities (1)	3.22%	3.20%	3.30%	2.85%	2.82%
Total interest-earning assets (1)	5.00%	5.06%	5.02%	4.58%	4.58%
Deposits	1.39%	1.31%	1.12%	1.22%	1.11%
Borrowings and repurchase agreements	3.09%	2.85%	2.76%	2.53%	2.53%
Total interest-bearing liabilities	1.75%	1.71%	1.50%	1.64%	1.51%
Other Information:
Full-time equivalent employees	290	289	286	185	183

_____________________

This information is preliminary and based on company data available at the time of the presentation.

(1)  Net Interest Margin, Securities yields, and Total interest-earning asset yields are calculated on a tax-equivalent basis

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Analysis of Interest Income and Expense, Rates and Yields (unaudited) (dollars in thousands)

Second Quarter 2019 Earnings Release

	For the Three Months Ended June 30,
	2019			2018
	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate
Interest-Earning Assets
Loans (1)	$1,469,210	$19,931	5.44%	$1,041,835	$13,090	5.04%
Loans held for sale	91,585	1,068	4.68%	58,297	706	4.86%
Securities:
Taxable investment securities (2)	175,742	1,379	3.14%	155,552	1,071	2.76%
Investment securities exempt from federal income tax (3)	52,541	363	3.50%	42,381	257	3.07%
Total securities	228,283	1,742	3.22%	197,933	1,328	2.82%
Cash balances in other banks	75,485	411	2.18%	50,335	211	1.68%
Funds sold	767	6	2.96%	2,898	19	2.57%
Total interest-earning assets	1,865,330	23,158	5.00%	1,351,298	15,354	4.58%
Noninterest-earning assets	138,877			45,061
Total assets	$2,004,207			$1,396,359
Interest-Bearing Liabilities
Interest-bearing deposits:
Interest-bearing transaction accounts	$467,326	1,827	1.57%	$279,705	892	1.28%
Savings and money market deposits	479,012	1,782	1.49%	428,330	1,413	1.32%
Time deposits	417,873	2,217	2.13%	193,041	834	1.73%
Total interest-bearing deposits	1,364,211	5,826	1.71%	901,076	3,139	1.40%
Borrowings and repurchase agreements	42,117	324	3.09%	99,286	628	2.53%
Total interest-bearing liabilities	1,406,328	6,150	1.75%	1,000,362	3,767	1.51%
Noninterest-bearing deposits	314,029			237,324
Total funding sources	1,720,357			1,237,686
Noninterest-bearing liabilities	22,653			7,138
Shareholders’ equity	261,197			151,535
Total liabilities and shareholders’ equity	$2,004,207			$1,396,359
Net interest spread (4)			3.25%			3.07%
Net interest income/margin (5)		$17,008	3.68%		$11,587	3.46%

(1)	Average loan balances include nonaccrual loans. Interest income on loans includes amortization of deferred loan fees, net of deferred loan costs.
(2)	Taxable investment securities include restricted equity securities.
(3)	Yields on tax exempt securities, total securities, and total interest-earning assets are shown on a tax equivalent basis.
(4)	Net interest spread is the average yield on total average interest-earning assets minus the average rate on total average interest-bearing liabilities.
(5)	Net interest margin is annualized net interest income calculated on a tax equivalent basis divided by total average interest-earning assets for the period.

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Non-GAAP Financial Measures (unaudited) (dollars in thousands except share data)

Second Quarter 2019 Earnings Release

	Three Months Ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Operating net income:
Net income (loss)	$5,756	$4,780	$(708)	$3,656	$3,513
Add: merger related expenses	1,711	594	8,929	540	335
Less: income tax impact of merger related expenses	(447)	(155)	(1,985)	(141)	(88)
Operating net income	$7,020	$5,219	$6,236	$4,055	$3,760

Operating diluted net income per share of common stock:
Operating net income	$7,020	$5,219	$6,236	$4,055	$3,760
Weighted average shares - diluted	18,650,706	18,830,933	18,716,562	13,113,775	13,067,223
Operating diluted net income per share of common stock	$0.38	$0.28	$0.33	$0.31	$0.29

Operating annualized return on average assets:
Operating net income	$7,020	$5,219	$6,236	$4,055	$3,760
Average assets	$2,004,207	$1,988,478	$1,940,991	$1,421,873	$1,396,359
Operating annualized return on average assets	1.40%	1.06%	1.27%	1.13%	1.08%

Operating annualized return on average tangible equity:
Average total shareholders' equity	$261,197	$257,105	$245,811	$156,264	$151,535
Less: average intangible assets	(45,456)	(45,890)	(45,687)	(6,220)	(6,228)
Average tangible equity	215,741	211,215	200,124	150,044	145,307
Operating net income	$7,020	$5,219	$6,236	$4,055	$3,760
Operating annualized return on average tangible equity	13.05%	10.02%	12.36%	10.72%	10.38%

Operating efficiency ratio:
Total noninterest expense	$16,470	$14,725	$23,832	$10,070	$10,005
Less: merger related expenses	(1,711)	(594)	(8,929)	(540)	(335)
Total operating noninterest expense	14,759	14,131	14,903	9,530	9,670
Net interest income	17,008	17,002	17,716	11,543	11,587
Total noninterest income	7,032	4,735	6,387	3,218	2,765
Total revenues	$24,040	$21,737	$24,103	$14,761	$14,352
Operating efficiency ratio:	61.39%	65.01%	61.83%	64.56%	67.38%

	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Tangible Equity:
Total shareholders' equity	$262,664	$259,751	$254,379	$157,510	$153,146
Less: intangible assets	(45,199)	(45,618)	(46,048)	(6,219)	(6,222)
Tangible equity	$217,465	$214,133	$208,331	$151,291	$146,924

Tangible Common Equity:
Tangible equity	$217,465	$214,133	$208,331	$151,291	$146,924
Less: preferred equity	(9,000)	(9,000)	(9,000)	(9,000)	(9,000)
Tangible common equity	$208,465	$205,133	$199,331	$142,291	$137,924

Tangible Book Value per Share of Common Stock:
Tangible common equity	$208,465	$205,133	$199,331	$142,291	$137,924
Total shares of common stock outstanding	17,561,476	17,765,124	17,724,721	12,125,122	11,931,131
Tangible book value per share of common stock	$11.87	$11.55	$11.25	$11.74	$11.56

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Non-GAAP Financial Measures (unaudited) (dollars in thousands except share data)

Second Quarter 2019 Earnings Release

	Six Months Ended
	June 30, 2019	June 30, 2018
Operating net income:
Net income	$10,535	$6,707
Add: merger related expenses	2,305	335
Less: income tax impact of merger related expenses	(603)	(88)
Operating net income	$12,237	$6,954

Operating diluted net income per share of common stock:
Operating net income	$12,237	$6,954
Weighted average shares - diluted	18,740,322	13,021,744
Operating diluted net income per share of common stock	$0.65	$0.53

Operating annualized return on average assets:
Operating net income	$12,237	$6,954
Average assets	$1,996,386	$1,373,869
Operating annualized return on average assets	1.24%	1.02%

Operating annualized return on average tangible equity:
Average total shareholders' equity	$259,162	$149,914
Less: average intangible assets	(45,672)	(6,233)
Average tangible equity	213,490	143,681
Operating net income	$12,237	$6,954
Operating annualized return on average tangible equity	11.56%	9.76%

Operating efficiency ratio:
Total noninterest expense	$31,196	$19,586
Less: merger related expenses	(2,305)	(335)
Total operating noninterest expense	28,891	19,251
Net interest income	34,010	22,433
Total noninterest income	11,767	5,854
Total revenues	$45,777	$28,287
Operating efficiency ratio:	63.11%	68.06%